EXPLANATORY NOTE

On behalf of SunAmerica Series, Inc. (the “Fund”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are eXtensible Business Reporting Language (“XBRL”) exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the supplements to the Fund’s Prospectuses.  The purpose of this filing is to submit the XBRL exhibits for the risk/return summary information provided in the 497(e) filings dated October 19, 2017.

Registrant Name	Fund Name and Classes	SEC Accession Numbers
SunAmerica Series, Inc.	AIG Focused Dividend Strategy Fund Classes A, B, C and W	0001193125-17-314079
SunAmerica Series, Inc.	AIG Focused Dividend Strategy Fund Class T	0001193125-17-314086
SunAmerica Series, Inc.	AIG Focused Dividend Strategy II Fund Classes A, C and W	0001193125-17-314087